UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

October 31, 2011

Annual Repor t

Legg Mason

Western Asset

SMASh Series M

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset SMASh Series M Fund

Fund objective

The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Western Asset SMASh Series M Fund for the twelve-month reporting period ended October 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 25, 2011

Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management. Under normal circumstances, the Fund expects to invest primarily in a combination of U.S. dollar denominated and non-U.S. dollar denominated investment grade (that is, rated Baa/BBB or above or, if unrated, of comparable quality) debt obligations of U.S. and non-U.S. issuers (including emerging market issuers) and in derivatives and other instruments relating to such investments. The Fund intends to invest a substantial portion of its assets in mortgage-related securities, U.S. government securities and money market instruments. Additionally, the Fund intends to invest in asset-backed and inflation-protected securities and to engage in dollar rolls on mortgage-related securities. The Fund’s target average effective durationi is expected to range between six months and ten years. Instead of investing directly in particular securities, the Fund may gain exposure to a security, an issuer, an index or a basket of securities, or a market, by investing through the use of instruments such as derivatives.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Given changing perceptions for the economy and a number of macro issues, the performance of the spread sectors (non-Treasuries) fluctuated during the reporting period. The spread sectors began the period on a weak note in November 2010, triggered by the European sovereign debt crisis. Most spread sectors then rallied through the end of April 2011 as expectations for the economy were generally positive. While the spread sectors generally posted positive results in May, they underperformed equal-durationii Treasuries. Risk aversion then increased from June through September given a host of disappointing economic data, a further escalation of the European sovereign debt crisis and the Standard & Poor’s rating downgrade of U.S. sovereign debt. However, most spread sectors then rallied in October given hopes of progress in Europe and some better-than-expected economic data.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the reporting period. When the period began, two- and ten-year Treasury yields were 0.34% and 2.63%, respectively. Yields declined in early November, but then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. Two- and ten-year Treasury yields peaked at 0.87% and 3.75%, respectively, in February 2011. Yields then declined during much of the next seven months due to disappointing economic data and several flights to quality. Two-year Treasuries hit their low for the reporting period of 0.16% on September 19, 2011. Ten-year Treasuries reached their reporting period trough of 1.72% on September 22,

2	Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report

Fund overview (cont’d)

2011. Yields then moved higher in October as investor risk appetite increased. When the period ended on October 31, 2011, two-year Treasury yields were 0.25% and ten-year Treasury yields were 2.17%. All told, the Barclays Capital U.S. Aggregate Indexiii returned 5.00% for the twelve months ended October 31, 2011.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. While the Fund maintained its overweight to government agencies, we pared this position to diversify the portfolio and pursue other opportunities. We also reduced the Fund’s allocation to non-agency mortgage-backed securities (“MBS”).

During the reporting period, we employed U.S. Treasury futures, Eurodollar futures, options on Treasury and Eurodollar futures, and interest rate swaps to manage the Fund’s duration. The use of these instruments contributed to performance. We also used credit default swaps and total return index swaps to manage the Fund’s credit exposure, which contributed to performance.

Performance review

For the twelve months ended October 31, 2011, Legg Mason Western Asset SMASh Series M Fund returned 5.22%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Fixed-Rate Mortgage Backed Securities Indexiv, returned 4.58% for the same period.

Performance Snapshot as of October 31, 2011 (unaudited)
	6 months	12 months
Legg Mason Western Asset SMASh Series M Fund	2.05%	5.22%
Barclays Capital U.S. Fixed-Rate Mortgage Backed Securities Index	3.61%	4.58%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Fund returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Investors should understand that the Fund is managed within the context of a separately managed account and not with the objective of matching or exceeding the Fund’s stated benchmark, which is used for Fund reporting purposes. As such, comparisons of the Fund’s performance to that of the indicated benchmark are not likely to be meaningful. Additionally, performance figures do not reflect the effect of fees and expenses associated with a separately managed account nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund were reimbursed by the manager.

The 30-Day SEC Yield for the period ended October 31, 2011 was 3.52%. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield would have been 3.43%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report	3

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 28, 2011, the gross total annual operating expense ratio for the Fund was 0.21%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund, which expires on December 31, 2013, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses. However, all Fund shareholders are participating in separately managed account programs and pay fees to program sponsors for the costs and expenses of the program, including fees for investment advice and portfolio execution, some of which are used to compensate the Fund’s manager or subadviser for managing the Fund and to reimburse the Fund for all operating expenses.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our out-of-benchmark (securities held by the Fund but not included in the benchmark) allocation to non-agency MBS, as they outperformed the benchmark. Having an underweight to agency MBS was also beneficial, as was an out-of-benchmark allocation to commercial mortgage-backed securities.

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance for the period was the Fund’s duration, which was shorter than that of the benchmark. This was a negative for performance as rates declined over the period.

Thank you for your investment in Legg Mason Western Asset SMASh Series M Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 15, 2011

RISKS: Investments in fixed-income securities are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. There is also a risk that an issuer will be unable to make principal and/or interest payments. Foreign securities are subject to the additional risks of fluctuations in foreign exchange rates, changes in political and economic conditions, foreign taxation and differences in auditing and financial standards. These risks are magnified in emerging markets. The Fund may use derivatives, such as futures and options, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2011 were: Mortgage-Backed Securities (48.0%), Collateralized Mortgage Obligations (30.5%), Asset-Backed Securities (10.4%), U.S. Government & Agency Obligations (5.3%) and Corporate Bonds & Notes (5.3%). The Fund’s portfolio composition is subject to change at any time.

4	Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report

Fund overview (cont’d)

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Barclays Capital U.S. Fixed-Rate Mortgage Backed Securities Index is an unmanaged index composed of securities backed by fifteen-year to thirty-year fixed-rate mortgage pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2011 and October 31, 2010 and does not include derivatives such as, futures contracts, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2011 and held for the six months ended October 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2,3]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]
2.05%	$1,000.00	$1,020.50	0.00%	$0.00	5.00%	$1,000.00	$1,025.21	0.00%	$0.00

[1]	For the six months ended October 31, 2011.

[2]

Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results. Performance figures do not reflect any fees stated below in Note 3. If such fees were included, the return shown would have been lower.

[3]

All figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager.

[4]

Expenses (net of compensating balance arrangements and/or expense reimbursements) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report	7

Fund performance (unaudited)

Average annual total returns[1]
Twelve Months Ended 10/31/11	5.22%
Inception* through 10/31/11	6.96

Cumulative total returns[1]
Inception date of 12/27/06 through 10/31/11	38.59%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund were reimbursed by the manager due to an expense reimbursement agreement between the Fund and the manager.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception date of the Fund is December 27, 2006.

8	Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Shares of Legg Mason Western Asset SMASh Series M Fund vs Barclays Capital U.S. Fixed-Rate Mortgage Backed Securities Index† — December 27, 2006 - October 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund were reimbursed by the manager due to an expense reimbursement agreement between the Fund and the manager.

†	Hypothetical illustration of $10,000 invested in Legg Mason Western Asset SMASh Series M Fund on December 27, 2006, (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2011. The hypothetical illustration also assumes a $10,000, investment in the Barclays Capital U.S. Fixed-Rate Mortgaged Backed Securities Index. The Barclays Capital U.S. Fixed-Rate Mortgage Backed Securities Index is an unmanaged index composed of securities backed by fifteen year to thirty year fixed-rate mortgage pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report	9

Spread duration (unaudited)

Economic exposure — October 31, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
BC MBS Credit	— Barclays Capital U.S. Fixed-Rate Mortgage Backed Securities Index
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
LMWA SMASh M	— Legg Mason Western Asset SMASh Series M Fund

10	Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report

Effective duration (unaudited)

Interest rate exposure — October 31, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
BC MBS Credit	— Barclays Capital U.S. Fixed-Rate Mortgage Backed Securities Index
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
LMWA SMASh M	— Legg Mason Western Asset SMASh Series M Fund

Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report	11

Schedule of investments

October 31, 2011

Legg Mason Western Asset SMASh Series M Fund

Security	Rate	Maturity Date	Face Amount	Value
Mortgage-Backed Securities — 48.0%
FHLMC — 2.7%
Federal Home Loan Mortgage Corp. (FHLMC)	2.562%	2/1/32	$5,973	$6,291	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	11/1/35-12/1/38	439,775	477,006
Federal Home Loan Mortgage Corp. (FHLMC)	5.554%	5/1/37	236,741	251,841	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	6.500%	9/1/39	192,390	215,691
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	11/1/39	2,932,478	3,215,822
Total FHLMC				4,166,651
FNMA — 22.9%
Federal National Mortgage Association (FNMA)	3.000%	12/15/26	1,600,000	1,633,500	(b)
Federal National Mortgage Association (FNMA)	2.435%	5/1/32	29,459	29,642	(a)
Federal National Mortgage Association (FNMA)	1.813%	1/1/33	107,406	109,956	(a)
Federal National Mortgage Association (FNMA)	5.500%	11/1/36-5/1/40	2,474,035	2,690,035
Federal National Mortgage Association (FNMA)	4.500%	6/1/37-2/1/38	450,020	476,930
Federal National Mortgage Association (FNMA)	6.000%	11/1/37-12/1/47	1,893,108	2,069,682
Federal National Mortgage Association (FNMA)	6.500%	11/1/37-6/1/39	2,553,168	2,847,029
Federal National Mortgage Association (FNMA)	5.000%	11/1/40-5/1/41	776,746	845,440
Federal National Mortgage Association (FNMA)	4.000%	9/1/41	1,597,937	1,663,322
Federal National Mortgage Association (FNMA)	4.000%	11/14/41-12/12/41	6,300,000	6,533,437	(b)
Federal National Mortgage Association (FNMA)	6.000%	11/14/41	5,600,000	6,137,251	(b)
Federal National Mortgage Association (FNMA)	6.500%	11/14/41	400,000	440,875	(b)
Federal National Mortgage Association (FNMA)	3.500%	12/12/41	3,700,000	3,751,452	(b)
Federal National Mortgage Association (FNMA)	4.500%	12/12/41	6,400,000	6,750,349	(b)
Total FNMA				35,978,900
GNMA — 22.4%
Government National Mortgage Association (GNMA)	6.000%	8/20/37-4/20/41	6,340,353	7,095,695
Government National Mortgage Association (GNMA)	5.000%	7/20/40-11/20/40	437,307	482,007
Government National Mortgage Association (GNMA)	4.500%	11/20/40-4/20/41	2,971,545	3,227,753
Government National Mortgage Association (GNMA)	4.000%	11/21/41	100,000	106,688	(b)
Government National Mortgage Association (GNMA)	4.500%	11/21/41	15,300,000	16,590,937	(b)
Government National Mortgage Association (GNMA)	6.000%	11/21/41	6,900,000	7,702,453	(b)
Total GNMA				35,205,533
Total Mortgage-Backed Securities (Cost — $74,807,178)				75,351,084

See Notes to Financial Statements.

12	Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report

Schedule of investments (cont’d)

October 31, 2011

Legg Mason Western Asset SMASh Series M Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — 10.4%
ABFS Mortgage Loan Trust, 2003-2 A	0.745%	4/25/34	$10,815	$10,565	(a)(c)
ACE Securities Corp., 2005-SD3 A	0.645%	8/25/45	51,356	48,138	(a)
ACE Securities Corp., 2006-GP1 A	0.375%	2/25/31	35,572	27,342	(a)
AFC Home Equity Loan Trust, 2002-2 2A	0.545%	6/25/30	27,895	14,950	(a)
Ameriquest Mortgage Securities Inc., 2005-R9 A2C	0.595%	11/25/35	1,470,000	926,820	(a)
Amortizing Residential Collateral Trust, 2002-BC1M A	0.525%	1/1/32	66,179	42,439	(a)(d)
Amortizing Residential Collateral Trust, 2004-1 A5	0.745%	10/25/34	707,103	614,618	(a)
Argent Securities Inc., 2003-W3 M1	1.370%	9/25/33	622,610	549,350	(a)
Argent Securities Inc., 2004-W5 AV3B	0.695%	4/25/34	131,222	104,112	(a)
Asset-Backed Securities Corp., Home Equity Loan Trust, 2001-HE3 A1	0.783%	11/15/31	11,220	9,116	(a)
Bank of America Manufactured Housing Contract Trust, 1997-2M	6.900%	4/10/28	710,000	1,016,833	(a)
Bayview Financial Acquisition Trust, 2005-A A2A	1.176%	2/28/40	451,734	237,883	(a)(c)(d)
Bear Stearns Asset-Backed Securities Trust, 2006-1 A	0.525%	2/25/36	85,603	80,249	(a)
Bear Stearns Asset-Backed Securities Trust, 2007-HE6 1A1	1.495%	8/25/37	113,513	65,260	(a)
Bear Stearns Second Lien Trust, 2007-SV1A A1	0.465%	12/25/36	165,341	157,885	(a)(c)
CDC Mortgage Capital Trust, 2002-HE1 A	0.865%	1/25/33	30,347	22,539	(a)
Chase Funding Mortgage Loan Asset-Backed Certificates, 2002-4 2A1	0.985%	10/25/32	10,117	8,345	(a)
Countrywide Asset-Backed Certificates, 2002-4 A1	0.985%	2/25/33	7,740	7,446	(a)
Countrywide Asset-Backed Certificates, 2002-BC1	0.905%	4/25/32	65,499	35,045	(a)
Countrywide Asset-Backed Certificates, 2003-2 3A	0.745%	8/26/33	143,344	89,789	(a)
Countrywide Asset-Backed Certificates, 2006-SD3 A1	0.575%	7/25/36	196,897	107,062	(a)(c)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.145%	10/25/47	63,946	45,038	(a)
Countrywide Asset-Backed Certificates, 2007-QH1 A1	0.445%	2/25/37	250,322	153,177	(a)(c)
Countrywide Home Equity Loan Trust, 2002-G A	0.613%	12/15/28	15,353	14,441	(a)
Countrywide Home Equity Loan Trust, 2004-O	0.523%	2/15/34	28,764	16,529	(a)
Countrywide Home Equity Loan Trust, 2007-GW A	0.793%	8/15/37	125,194	102,744	(a)
Credit-Based Asset Servicing and Securitization LLC, 2007-SP1 A4	6.020%	12/25/37	863,000	692,262	(c)
Education Funding Capital Trust, 2003-3 A6	1.692%	12/15/42	200,000	185,000	(a)(d)
Ellington Loan Acquisition Trust, 2007-1 A2A1	1.245%	5/26/37	70,917	63,996	(a)(c)
EMC Mortgage Loan Trust, 2004-C A1	0.795%	3/25/31	210,171	166,631	(a)(c)
EMC Mortgage Loan Trust, 2006-A A1	0.695%	12/25/42	363,561	286,449	(a)(c)(d)
Fremont Home Loan Trust, 2006-B 2A2	0.345%	8/25/36	32,731	9,097	(a)
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	0.995%	2/25/31	109,362	90,369	(a)(c)
GMAC Mortgage Corp. Loan Trust, 2006-HE1 A	0.455%	11/25/36	95,347	58,073	(a)

See Notes to Financial Statements.

Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report	13

Legg Mason Western Asset SMASh Series M Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
GMAC Mortgage Corp. Loan Trust, 2006-HE4 A1	0.425%	12/25/36	$102,239	$63,060	(a)
Greenpoint Manufactured Housing, 1999-2 A2	3.091%	3/18/29	250,000	195,000	(a)
Greenpoint Manufactured Housing, 1999-3 2A2	3.731%	6/19/29	75,000	58,500	(a)
Greenpoint Manufactured Housing, 1999-4 A2	3.731%	2/20/30	75,000	58,500	(a)
Greenpoint Manufactured Housing, 2000-6 A3	2.215%	11/22/31	75,000	62,334	(a)
Greenpoint Manufactured Housing, 2001-2 IA2	3.725%	2/20/32	100,000	75,454	(a)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.729%	3/13/32	150,000	95,793	(a)
GSAMP Trust, 2003-SEA A1	0.645%	2/25/33	120,887	86,849	(a)
GSAMP Trust, 2004-SEA2 A2B	0.795%	3/25/34	510,984	497,263	(a)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.545%	9/25/36	813,583	640,044	(a)(c)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	590,000	642,401	(c)
Keycorp Student Loan Trust, 2003-A 1A2	0.678%	10/25/32	1,002,368	935,608	(a)
Lehman XS Trust, 2005-5N 1A1	0.545%	11/25/35	96,894	69,973	(a)
Lehman XS Trust, 2006-2N 1A1	0.505%	2/25/46	108,793	46,711	(a)
Lehman XS Trust, 2006-4N A2A	0.465%	4/25/46	236,471	114,523	(a)
Morgan Stanley Mortgage Loan Trust, 2007-2AX 2A1	0.335%	9/25/36	57,604	19,261	(a)
MSCC HELOC Trust, 2005-1 A	0.435%	7/25/17	75,815	63,463	(a)
Origen Manufactured Housing, 2006-A A2	3.743%	10/15/37	450,000	272,250	(a)
Origen Manufactured Housing, 2007-A A2	3.743%	4/15/37	900,000	535,500	(a)
Park Place Securities Inc., 2004-WCW2 M1	0.865%	10/25/34	808,504	781,022	(a)
Provident Bank Home Equity Loan Trust, 1999-3 A3	1.025%	1/25/31	15,148	7,334	(a)
Provident Bank Home Equity Loan Trust, 2002-2 A2	0.785%	8/25/31	18,141	8,936	(a)
RAAC Series, 2006-RP3 A	0.515%	5/25/36	53,099	31,903	(a)(c)
RAAC Series, 2007-RP1 A	0.535%	5/25/46	235,265	145,879	(a)(c)
RAAC Series, 2007-SP3 A1	1.445%	9/25/47	873,902	671,730	(a)
Renaissance Home Equity Loan Trust, 2003-1 A	1.105%	6/25/33	18,990	14,953	(a)
Renaissance Home Equity Loan Trust, 2003-2 A	0.685%	8/25/33	1,063,578	878,364	(a)
Residential Asset Mortgage Products Inc., 2002-RS6 AII	1.145%	11/25/32	4,558	2,607	(a)
Residential Asset Mortgage Products Inc., 2003-RS2 AII	0.925%	3/25/33	2,503	1,689	(a)
Residential Asset Mortgage Products Inc., 2004-RZ3 MII2	1.895%	9/25/34	1,425,000	1,015,615	(a)
Residential Funding Securities Corp., 2002-RP2 A1	1.745%	10/25/32	8,365	4,831	(a)(c)(d)
SACO I Trust, 2005-WM3 A3	0.945%	9/25/35	23,399	9,527	(a)
Securitized Asset-Backed Receivables LLC, 2006-FR3 A2	0.385%	5/25/36	29,155	18,468	(a)
Securitized Asset-Backed Receivables LLC, 2007-BR2 A2	0.475%	2/25/37	439,430	144,233	(a)

See Notes to Financial Statements.

14	Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report

Schedule of investments (cont’d)

October 31, 2011

Legg Mason Western Asset SMASh Series M Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Southern Pacific Secured Assets Corp., 1998-2 A1	0.585%	7/25/29	$3,848	$2,595	(a)
Structured Asset Securities Corp., 2004-SC1	8.427%	12/25/29	37,312	35,902	(a)(c)
Structured Asset Securities Corp., 2005-4XS 2A1A	1.985%	3/25/35	43,450	29,953	(a)
Structured Asset Securities Corp., 2005-WF1 A3	0.575%	2/25/35	1,232,628	1,009,312	(a)
Structured Asset Securities Corp., 2007-BC3 1A2	0.385%	5/25/47	100,000	64,667	(a)
Structured Asset Securities Corp., 2007-TC1 A	0.545%	4/25/31	57,004	40,369	(a)(c)
Truman Capital Mortgage Loan Trust, 2005-1 A	0.675%	3/25/37	729,603	626,929	(a)(c)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	194,224	196,706
Total Asset-Backed Securities (Cost — $17,027,885)				16,335,603
Collateralized Mortgage Obligations — 30.5%
American Home Mortgage Assets, 2006-2 2A1	0.435%	9/25/46	90,774	44,682	(a)
ARM Trust, 2005-10 1A21	2.748%	1/25/36	33,213	22,148	(a)
Banc of America Commercial Mortgage Inc.	5.634%	7/10/46	950,000	1,050,553
Banc of America Funding Corp., 2003-1 A1	6.000%	5/20/33	2,890	3,062
Banc of America Funding Corp., 2004-B 3A2	2.995%	12/20/34	21,251	12,469	(a)
Banc of America Funding Corp., 2005-E 8A1	2.780%	6/20/35	93,521	45,647	(a)
Banc of America Funding Corp., 2006-D 6A1	5.246%	5/20/36	1,674,286	1,025,815	(a)
Banc of America Funding Corp., 2007-C 5A1	2.756%	5/20/36	477,266	357,720	(a)
BCAP LLC Trust, 2006-AA1 A1	0.435%	10/25/36	1,557,319	732,526	(a)
Bear Stearns Alt-A Trust, 2004-08 1A	0.945%	9/25/34	940,540	735,635	(a)
Bear Stearns Alt-A Trust, 2004-10 1A3	1.245%	9/25/34	642,440	562,223	(a)
Bear Stearns ARM Trust, 2004-10 15A1	2.700%	1/25/35	67,068	58,410	(a)
Bear Stearns ARM Trust, 2004-10 31A1	2.855%	1/25/35	60,842	50,760	(a)
Bear Stearns ARM Trust, 2005-6 1A1	2.732%	8/25/35	536,547	308,857	(a)
Chevy Chase Mortgage Funding Corp., 2004-1A A1	0.525%	1/25/35	176,681	121,839	(a)(c)
Commercial Mortgage Lease-Backed Certificates, 2001-CMLB A1	6.746%	6/20/31	1,019,767	1,096,742	(c)
Countrywide Alternative Loan Trust, 2005-17 2A1	0.485%	7/25/35	120,168	67,489	(a)
Countrywide Alternative Loan Trust, 2005-24 1A1	1.540%	7/20/35	1,664,718	908,878	(a)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.475%	7/20/35	94,248	58,216	(a)
Countrywide Alternative Loan Trust, 2005-57CB 4A3	5.500%	12/25/35	1,884,224	1,360,227
Countrywide Alternative Loan Trust, 2006-OA02 A5	0.475%	5/20/46	210,170	82,369	(a)
Countrywide Alternative Loan Trust, 2006-OA11 A4	0.435%	9/25/46	157,931	75,583	(a)
Countrywide Alternative Loan Trust, 2007-OA2 2A1	0.375%	3/25/47	146,112	66,708	(a)
Countrywide Home Loans, 2004-R1 1AF	0.645%	11/25/34	1,039,489	859,806	(a)(c)
Countrywide Home Loans, 2005-R3 AF	0.645%	9/25/35	288,228	234,210	(a)(c)
Countrywide Home Loans, 2006-R2 AF1	0.665%	7/25/36	1,329,307	1,134,699	(a)(c)

See Notes to Financial Statements.

Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report	15

Legg Mason Western Asset SMASh Series M Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.545%	5/25/35	$128,310	$76,722	(a)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.605%	3/25/35	1,050,309	857,196	(a)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2006-3 2A1	0.495%	3/25/36	32,286	18,653	(a)
Credit Suisse First Boston Mortgage Securities Corp., 2001-28 1A1	0.895%	11/25/31	118,321	95,834	(a)
CS First Boston Mortgage Securities Corp., 2004-AR5 7A2	2.573%	6/25/34	39,435	36,037	(a)
Deutsche Mortgage Securities Inc., 2005-WF1 1A3	5.242%	6/26/35	1,090,000	1,014,603	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC), IO	1.681%	7/25/21	2,450,000	276,113	(d)
Federal National Mortgage Association (FNMA), 2011-59 NZ	5.500%	7/25/41	407,384	480,602
Federal National Mortgage Association (FNMA), 2011-63 SW, IO	6.435%	7/25/41	455,065	71,730	(a)
Federal National Mortgage Association (FNMA), 390 C3, IO	6.000%	7/25/38	284,752	48,255
Federal National Mortgage Association (FNMA), 407 22, IO	5.000%	1/25/39	88,539	12,921
Federal National Mortgage Association (FNMA), 407 23, IO	5.000%	1/25/39	88,689	10,588	(a)
Federal National Mortgage Association (FNMA), 407 27, IO	5.500%	1/25/39	87,381	10,687	(a)
Federal National Mortgage Association (FNMA), 407 34, IO	5.000%	1/25/38	92,986	11,356
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	176,766	24,205
Federal National Mortgage Association (FNMA) STRIP, 407 40, IO	6.000%	1/25/38	88,656	12,148
FHLMC Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.413%	6/25/46	8,385,712	717,817	(a)
FHLMC Multifamily Structured Pass-Through Certificates, K702 X1, IO	1.567%	2/25/18	9,285,102	691,740	(a)(d)
Government National Mortgage Association (GNMA), 2010-003 MS, IO	6.305%	11/20/38	516,272	83,747	(a)
Government National Mortgage Association (GNMA), 2010-031 GS, IO	6.255%	3/20/39	117,812	19,086	(a)
Government National Mortgage Association (GNMA), 2010-085 HS, IO	6.420%	1/20/40	351,355	57,106	(a)
Government National Mortgage Association (GNMA), 2010-089 SD, IO	5.685%	7/20/40	916,648	155,594	(a)
Government National Mortgage Association (GNMA), 2010-107 SG, IO	5.905%	2/20/38	833,927	136,205	(a)

See Notes to Financial Statements.

16	Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report

Schedule of investments (cont’d)

October 31, 2011

Legg Mason Western Asset SMASh Series M Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2010-109 SB, IO	6.355%	8/20/40	$643,894	$136,018	(a)
Government National Mortgage Association (GNMA), 2010-116 JS, IO	5.805%	12/20/39	94,043	16,004	(a)
Government National Mortgage Association (GNMA), 2010-117 PS, IO	5.755%	10/20/39	604,040	100,441	(a)
Government National Mortgage Association (GNMA), 2010-146 GS, IO	5.855%	6/20/39	189,096	31,735	(a)
Government National Mortgage Association (GNMA), 2010-147 S, IO	6.405%	11/20/40	647,942	125,839	(a)
Government National Mortgage Association (GNMA), 2010-151 SA, IO	5.805%	11/20/40	586,031	104,311	(a)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.672%	11/20/60	1,458,348	1,443,327	(a)
Government National Mortgage Association (GNMA), 2011-H11 FB	0.722%	4/20/61	2,224,461	2,213,728	(a)
GS Mortgage Securities Corp. II, 2011-GC3 A4	4.753%	3/10/44	140,000	146,819	(c)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.595%	1/25/35	801,109	666,913	(a)(c)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.595%	3/25/35	594,961	483,091	(a)(c)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.595%	9/25/35	719,919	582,682	(a)(c)
GSR Mortgage Loan Trust, 2004-14 3A2	3.039%	12/25/34	58,133	40,037	(a)
GSR Mortgage Loan Trust, 2005-AR3 1A1	0.685%	5/25/35	101,391	73,922	(a)
Harborview Mortgage Loan Trust, 2006-02	2.784%	2/25/36	156,373	101,985	(a)
Harborview Mortgage Loan Trust, 2006-13 A	0.424%	11/19/46	245,491	104,104	(a)
Harborview Mortgage Loan Trust, 2007-4 2A1	0.464%	7/19/47	124,543	76,495	(a)
Harborview Mortgage Loan Trust, 2007-7 2A1A	1.245%	11/25/47	175,075	105,653	(a)
Homebanc Mortgage Trust, 2004-2 A1	0.615%	12/25/34	1,315,560	980,995	(a)
IMPAC Secured Assets Corp., 2005-2 A1	0.565%	3/25/36	383,439	168,065	(a)
Indymac Inda Mortgage Loan Trust, 2007-AR7 1A1	5.771%	11/25/37	324,001	238,277	(a)
Indymac Index Mortgage Loan Trust, 2005-AR14 2A1A	0.545%	7/25/35	64,428	38,552	(a)
Indymac Index Mortgage Loan Trust, 2006-AR6 2A1A	0.445%	6/25/47	126,740	61,478	(a)
JP Morgan Mortgage Trust, 2005-A6 3A3	2.766%	9/25/35	1,760,000	1,093,869	(a)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	605,000	640,490
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB20 A4	5.794%	2/12/51	380,000	415,156	(a)
JPMorgan Chase Commercial Mortgage Securities Corp., 2011-C4 XA, IO	1.629%	7/15/46	7,367,458	582,943	(a)(c)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	1,419,893	1,372,477
La Hipotecaria SA, 2007-1GA A	5.250%	12/23/36	431,363	421,927	(a)(c)

See Notes to Financial Statements.

Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report	17

Legg Mason Western Asset SMASh Series M Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
LB-UBS Commercial Mortgage Trust, 2006-C3 A4	5.661%	3/15/39	$1,000,000	$1,120,821	(a)
LB-UBS Commercial Mortgage Trust, 2006-C6 A4	5.372%	9/15/39	235,000	259,257
Lehman XS Trust, 2005-5N 3A1A	0.545%	11/25/35	85,034	58,022	(a)
Luminent Mortgage Trust, 2006-2 A1A	0.445%	2/25/46	134,562	65,976	(a)
Luminent Mortgage Trust, 2006-4 A1A	0.435%	5/25/46	110,666	49,221	(a)
Luminent Mortgage Trust, 2006-7 2A1	0.415%	12/25/36	60,859	33,992	(a)
MASTR ARM Trust, 2004-4 3A1	2.229%	5/25/34	121,245	103,863	(a)
MASTR ARM Trust, 2005-7 3A1	2.255%	9/25/35	159,067	87,627	(a)
MASTR ARM Trust, 2007-3 22A4	0.545%	5/25/47	200,000	55,870	(a)
MASTR ARM Trust, 2007-R5 A1	2.560%	11/25/35	1,540,058	794,256	(a)(c)
Merrill Lynch Mortgage Investors Trust, 2006-A1 1A1	2.786%	3/25/36	1,810,163	984,074	(a)
Merrill Lynch Mortgage Trust, 2005-CK1 A6	5.220%	11/12/37	1,815,000	2,034,600	(a)
Merrill Lynch Mortgage Trust, 2005-MCP1	4.747%	6/12/43	530,000	581,413	(a)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2006-1 A4	5.427%	2/12/39	240,000	263,877	(a)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-5 A4	5.378%	8/12/48	550,000	571,983
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-6 A4	5.485%	3/12/51	2,000,000	2,082,962	(a)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	5.966%	8/12/49	410,000	442,740	(a)
MLCC Mortgage Investors Inc., 2003-G XA2, IO	1.049%	1/25/29	259,446	9,859	(a)(d)(e)
Morgan Stanley Capital I, 2006-IQ11 A4	5.730%	10/15/42	560,000	622,463	(a)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 1A3	0.505%	3/25/36	563,128	315,307	(a)
Morgan Stanley Mortgage Loan Trust, 2007-6XS 2A1M	0.465%	2/25/47	373,152	56,386	(a)
Nomura Asset Acceptance Corp., 2004-R1 A1	6.500%	3/25/34	148,649	151,370	(c)
Prime Mortgage Trust, 2005-2 2A1	7.093%	10/25/32	56,331	56,083	(a)
Provident Funding Mortgage Loan Trust, 2005-1 1A1	2.669%	5/25/35	27,023	22,499	(a)
Regal Trust IV, 1999-1 A	2.838%	9/29/31	11,446	10,105	(a)(c)
Residential Accredit Loans Inc., 2006-QA2 1A1	0.495%	2/25/36	125,255	47,501	(a)
Residential Accredit Loans Inc., 2006-QO7 3A2	0.450%	9/25/46	3,217,425	1,454,807	(a)
Residential Accredit Loans Inc., 2007-Q01 A1	0.395%	2/25/37	123,302	68,163	(a)
Residential Asset Mortgage Products Inc., 2005-SL1 A7	8.000%	5/25/32	84,038	79,448
Structured ARM Loan Trust, 2005-12 3A1	2.506%	6/25/35	58,000	42,742	(a)
Structured ARM Loan Trust, 2005-19XS 1A1	0.565%	10/25/35	60,377	35,488	(a)
Structured Asset Mortgage Investments Inc., 2005-AR7 4A1	2.380%	3/25/46	1,100,366	652,624	(a)
Structured Asset Mortgage Investments Inc., 2006-AR2 A1	0.475%	2/25/36	245,868	142,768	(a)

See Notes to Financial Statements.

18	Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report

Schedule of investments (cont’d)

October 31, 2011

Legg Mason Western Asset SMASh Series M Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Structured Asset Mortgage Investments Inc., 2006-AR3 11A1	0.455%	4/25/36	$241,813	$133,675	(a)
Structured Asset Securities Corp., 2003-9A 2A2	2.386%	3/25/33	657,711	584,077	(a)
Structured Asset Securities Corp., 2004-2 4A1	2.526%	3/25/34	39,843	36,459	(a)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.161%	9/25/37	221,368	208,081	(a)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.158%	9/25/37	229,421	224,459	(a)
Voyager Dwnys Delaware Trust, 2009-1 UGL2, IO	1.150%	3/20/47	113,456	7,460	(a)(c)(d)(e)
Wachovia Bank Commercial Mortgage Trust, 2005-C18 A4	4.935%	4/15/42	120,000	131,755
WaMu Mortgage Pass-Through Certificates, 2007-OA3 2A	1.000%	4/25/47	977,003	553,038	(a)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 1A	1.040%	7/25/47	1,920,089	1,099,374	(a)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 2A	2.566%	7/25/47	840,986	455,984	(a)
Washington Mutual Inc., 2004-AR11	2.492%	10/25/34	1,181,219	1,059,081	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates	0.645%	1/25/45	398,421	283,091	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR01 A1A	0.565%	1/25/45	92,713	71,255	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR09 A1A	0.565%	7/25/45	337,340	247,801	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR15 A1A2	0.525%	11/25/45	96,096	66,743	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.515%	12/25/45	118,803	89,970	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A2	0.535%	12/25/45	178,205	122,479	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR1 2A1A	1.300%	1/25/46	169,791	130,236	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR11 1A	1.190%	9/25/46	198,620	117,815	(a)
WF-RBS Commercial Mortgage Trust, 2011-C3 A4	4.375%	3/15/44	250,000	254,261	(c)
Total Collateralized Mortgage Obligations (Cost — $49,550,812)				47,798,812
Corporate Bonds & Notes — 5.3%
Financials — 5.3%
Commercial Banks — 4.1%
Bank of Montreal, Secured Bonds	2.850%	6/9/15	1,840,000	1,926,167	(c)
Bank of Nova Scotia, Secured Bonds	2.150%	8/3/16	1,190,000	1,204,249	(c)
Cie de Financement Foncier, Secured Bonds	1.625%	7/23/12	1,680,000	1,680,721	(c)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	400,000	354,000	(a)(c)(f)

See Notes to Financial Statements.

Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report	19

Legg Mason Western Asset SMASh Series M Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
DnB NOR Boligkreditt, Secured Bonds	2.900%	3/29/16	$1,180,000	$1,227,536	(c)
Total Commercial Banks				6,392,673
Diversified Financial Services — 1.2%
Citigroup Inc., Senior Notes	5.500%	10/15/14	1,700,000	1,812,068
Total Corporate Bonds & Notes (Cost — $7,981,775)				8,204,741
Municipal Bonds — 3.3%
Alabama — 0.0%
Birmingham, AL, Commercial Development Authority Revenue, Civic Center Improvements Project	5.500%	4/1/41	10,000	10,569
California — 0.9%
California State, GO, Build America Bonds	7.300%	10/1/39	310,000	365,636
Los Angeles, CA, Department of Airports Revenue	5.250%	5/15/39	20,000	21,370
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport	5.000%	5/15/35	30,000	31,508
Los Angeles, CA, Department of Water & Power Revenue, Build America Bonds	6.574%	7/1/45	500,000	637,525
San Mateo County, CA, Community College District, GO	5.000%	9/1/38	10,000	10,293
Santa Clara Valley Transportation Authority, Sales Tax Revenue, Build America Bonds	5.876%	4/1/32	300,000	343,365
Total California				1,409,697
Georgia — 0.3%
Metropolitan Atlanta, GA, Rapid Transit Authority, Sales Tax Revenue	5.000%	7/1/39	90,000	94,070
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	350,000	354,980
Total Georgia				449,050
Illinois — 0.5%
Chicago, IL, O’Hare International Airport Revenue	5.625%	1/1/35	60,000	64,645
Chicago, IL, O’Hare International Airport Revenue	5.500%	1/1/31	120,000	129,013
Illinois State, GO	5.665%	3/1/18	300,000	317,517
Illinois State, GO	5.877%	3/1/19	300,000	318,408
Total Illinois				829,583
Nevada — 0.1%
Clark County, NV, Passenger Facility Charge Revenue, Las Vegas Macarran International Airport	5.250%	7/1/39	60,000	61,273
New York — 0.0%
Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters	5.250%	10/1/35	50,000	51,027

See Notes to Financial Statements.

20	Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report

Schedule of investments (cont’d)

October 31, 2011

Legg Mason Western Asset SMASh Series M Fund

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — 1.5%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.025%	5/1/46	$2,500,000	$2,343,750	(a)(d)
Total Municipal Bonds (Cost — $4,735,927)				5,154,949
U.S. Government & Agency Obligations — 5.3%
U.S. Government Agencies — 3.6%
Federal Home Loan Banks (FHLB), Bonds	0.300%	11/23/11	2,000,000	2,000,312
Federal Home Loan Banks (FHLB), Bonds	0.500%	3/30/12	975,000	976,714
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.500%	8/22/14	2,000,000	2,000,014
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.637%	3/1/33	182,975	192,016	(a)
Tennessee Valley Authority, Notes	5.250%	9/15/39	350,000	430,801
Total U.S. Government Agencies				5,599,857
U.S. Government Obligations — 1.7%
U.S. Treasury Notes	1.500%	10/31/18	2,580,000	2,604,187
U.S. Treasury Notes	2.125%	8/15/21	140,000	139,410
Total U.S. Government Obligations				2,743,597
Total U.S. Government & Agency Obligations (Cost — $8,226,637)				8,343,454
U.S. Treasury Inflation Protected Securities — 1.7%
U.S. Treasury Notes, Inflation Indexed (Cost — $2,682,927)	2.000%	4/15/12	2,656,842	2,683,410

		Expiration Date	Contracts
Purchased Options — 0.0%
Eurodollar Mid Curve 2-Year Futures, Call @ $99.75		12/16/11	76	475
Eurodollar Mid Curve 3-Year Futures, Call @ $98.75		12/16/11	76	9,025
U.S. Treasury 5-Year Notes Futures, Call @ $122.50		11/25/11	63	29,531
Total Purchased Options (Cost — $38,013)				39,031
Total Investments before Short-Term Investments (Cost — $165,051,154)				163,911,084

		Maturity Date	Face Amount
Short-Term Investments — 24.6%
U.S. Government Agencies — 0.3%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.035-0.120%	1/10/12	$313,000	312,994	(g)(h)
Federal Home Loan Mortgage Corp. (FHLMC), Discounted Notes	0.030%	1/11/12	41,000	40,999	(g)(h)
Federal National Mortgage Association (FNMA), Discount Notes	0.110%	1/9/12	80,000	79,999	(g)(h)
Total U.S. Government Agencies (Cost — $433,911)				433,992
Total Investments before Repurchase Agreements (Cost — $165,485,065)				164,345,076

See Notes to Financial Statements.

Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report	21

Legg Mason Western Asset SMASh Series M Fund

Security	Rate	Maturity Date	Face Amount	Value
Repurchase Agreements — 24.3%
Barclays Capital Inc. tri-party repurchase agreement dated 10/31/11; Proceeds at maturity — $15,300,026; (Fully collateralized by U.S. government obligations, 1.750% due 10/31/18; Market value — $15,609,421)	0.060%	11/1/11	$15,300,000	$15,300,000
Credit Suisse First Boston Inc. tri-party repurchase agreement dated 10/31/11; Proceeds at maturity — $15,000,017; (Fully collateralized by U.S. government obligations, 5.000% due 5/15/37; Market value — $15,267,095)	0.040%	11/1/11	15,000,000	15,000,000
State Street Bank & Trust Co. repurchase agreement dated 10/31/11; Proceeds at maturity — $7,870,002; (Fully collateralized by U.S. Treasury Bill, 0.000% due 12/29/11; Market value — $8,029,872)	0.010%	11/1/11	7,870,000	7,870,000
Total Repurchase Agreements (Cost — $38,170,000)				38,170,000
Total Investments — 129.1% (Cost — $203,655,065#)				202,515,076
Liabilities in Excess of Other Assets — (29.1)%				(45,616,589)
Total Net Assets — 100.0%				$156,898,487

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Illiquid security (unaudited).

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(h)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $203,739,850.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CMT	— Constant Maturity Treasury
GO	— General Obligation
HELOC	— Home Equity Line of Credit
IO	— Interest Only

See Notes to Financial Statements.

22	Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report

Schedule of investments (cont’d)

October 31, 2011

Legg Mason Western Asset SMASh Series M Fund

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Eurodollar Futures, Call	3/19/12	$99.38	38	$16,150
Eurodollar Futures, Put	3/19/12	99.38	38	9,025
Eurodollar Mid Curve 2-Year Futures, Call	12/16/11	99.50	76	1,900
Eurodollar Mid Curve 3-Year Futures, Call	12/16/11	99.00	76	1,900
U.S. Treasury 10-Year Notes Futures, Put	11/25/11	128.50	24	19,875
U.S. Treasury 5-Year Notes Futures, Call	11/25/11	123.50	63	8,859
U.S. Treasury 5-Year Notes Futures, Put	11/25/11	121.50	67	8,899
Total Written Options (Premiums received — $118,276)				$66,608

See Notes to Financial Statements.

Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report	23

Statement of assets and liabilities

October 31, 2011

Assets:
Investments, at value (Cost — $165,485,065)	$164,345,076
Repurchase agreements, at value (Cost — $38,170,000)	38,170,000
Cash	622,273
Receivable for securities sold	33,494,895
Receivable for Fund shares sold	558,312
Swaps, at value (net premiums paid — $348,724)	411,468
Interest receivable	385,738
Deposits with brokers for open futures contracts	199,012
Receivable from broker — variation margin on open futures contracts	177,233
Receivable from investment manager	12,735
Receivable for open swap contracts	639
Principal paydown receivable	20
Prepaid expenses	14,544
Other receivables	33
Total Assets	238,391,978

Liabilities:
Payable for securities purchased	80,805,817
Swaps, at value (net premium received — $208,035)	387,797
Payable for Fund shares repurchased	167,818
Written options, at value (premiums received $118,276)	66,608
Payable for open swap contracts	407
Accrued expenses	65,044
Total Liabilities	81,493,491
Total Net Assets	$156,898,487

Net Assets:
Par value (Note 5)	$151
Paid-in capital in excess of par value	152,475,577
Undistributed net investment income	1,702,787
Accumulated net realized gain on investments, futures contracts, written options and swap contracts	3,622,181
Net unrealized depreciation on investments, futures contracts, written options and swap contracts	(902,209)
Total Net Assets	$156,898,487

Shares Outstanding	15,110,460

Net Asset Value	$10.38

See Notes to Financial Statements.

24	Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report

Statement of operations

For the Year Ended October 31, 2011

Investment Income:
Interest	$5,203,713

Expenses:
Audit and tax	41,627
Shareholder reports	27,251
Registration fees	25,894
Fund accounting fees	11,314
Transfer agent fees	7,601
Legal fees	4,912
Insurance	3,942
Trustees’ fees	2,023
Custody fees	1,613
Miscellaneous expenses	1,385
Total Expenses	127,562
Less: Fee waivers and/or expense reimbursements (Note 2)	(127,562)
Net Investment Income	5,203,713

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	2,794,119
Futures contracts	(609,636)
Written options	825,206
Swap contracts	231,326
Net Realized Gain	3,241,015
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(2,623,706)
Futures contracts	1,045,451
Written options	47,580
Swap contracts	(135,576)
Change in Net Unrealized Appreciation (Depreciation)	(1,666,251)
Net Gain on Investments, Futures Contracts, Written Options and Swap Contracts	1,574,764
Increase in Net Assets from Operations	$6,778,477

See Notes to Financial Statements.

Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report	25

Statements of changes in net assets

For the Years Ended October 31,	2011	2010

Operations:
Net investment income	$5,203,713	$5,690,189
Net realized gain	3,241,015	3,332,219
Change in net unrealized appreciation (depreciation)	(1,666,251)	6,036,361
Increase in Net Assets From Operations	6,778,477	15,058,769

Distributions to Shareholders From (Note 1):
Net investment income	(4,600,187)	(6,989,175)
Net realized gains	(2,327,125)	(365,316)
Decrease in Net Assets From Distributions to Shareholders	(6,927,312)	(7,354,491)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares	74,497,481	42,564,554
Cost of shares repurchased	(47,007,004)	(18,981,087)
Increase in Net Assets From Fund Share Transactions	27,490,477	23,583,467
Increase in Net Assets	27,341,642	31,287,745

Net Assets:
Beginning of year	129,556,845	98,269,100
End of year*	$156,898,487	$129,556,845
* Includes undistributed net investment income of:	$1,702,787	$848,469

See Notes to Financial Statements.

26	Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
	2011	2010	2009	2008	2007[1]

Net asset value, beginning of year	$ 10.43	$ 9.74	$ 8.95	$ 10.00	$ 10.00

Income (loss) from operations:
Net investment income	0.39	0.49	0.61	0.49	0.37
Net realized and unrealized gain (loss)	0.13	0.86	0.81	(0.97)	(0.02)
Total income (loss) from operations	0.52	1.35	1.42	(0.48)	0.35

Less distributions from:
Net investment income	(0.36)	(0.63)	(0.51)	(0.46)	(0.35)
Net realized gains	(0.21)	(0.03)	(0.12)	(0.11)	—
Total distributions	(0.57)	(0.66)	(0.63)	(0.57)	(0.35)

Net asset value, end of year	$10.38	$10.43	$9.74	$8.95	$10.00
Total return[2]	5.22%	14.57%	16.90%	(5.07)%	3.59%

Net assets, end of year (000s)	$156,898	$129,557	$98,269	$108,548	$43,834

Ratios to average net assets:
Gross expenses[3]	0.09%	0.20%	0.27%[4]	0.26%[4]	1.77%[4,5]
Net expenses[6,7,8]	0.00	0.00	0.00	0.00	0.00 [5]
Net investment income	3.82	5.07	6.70	5.64	5.17 [5]

Portfolio turnover rate	184%[9]	253%[9]	70%[9]	90%[9]	553%[9]

[1]	For the period December 27, 2006 (inception date) to October 31, 2007.

[2]

Performance figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbusement arrangement between the Fund and the manager. If such fees were included, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[3]	Gross expenses do not include management fees paid to the manager and subadvisers. Management fees are paid directly or indirectly by the separately managed account sponsor.

[4]	Includes the Fund’s share of SMASh Series M Portfolio’s allocated expenses prior to April 18, 2009.

[5]	Annualized.

[6]

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses. This arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 743%, 723%, 283% and 582% for the years ended October 31, 2011, 2010, 2009 and 2008, respectively, and 647% for the period ended October 31, 2007.

See Notes to Financial Statements.

Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Western Asset SMASh Series M Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program or sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA in lieu of a management fee being charged by LMPFA to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on

28	Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report

Notes to financial statements (cont’d)

inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Mortgage-backed securities	—	$75,351,084	—	$75,351,084
Asset-backed securities	—	15,859,323	$476,280	16,335,603
Collateralized mortgage obligations	—	46,813,640	985,172	47,798,812
Corporate bonds & notes	—	8,204,741	—	8,204,741
Municipal bonds	—	2,811,199	2,343,750	5,154,949
U.S. government & agency obligations	—	8,343,454	—	8,343,454
U.S. treasury inflation protected securities	—	2,683,410	—	2,683,410
Purchased options	$39,031	—	—	39,031
Total long-term investments	$39,031	$160,066,851	$3,805,202	$163,911,084
Short-term investments†	—	38,603,992	—	38,603,992
Total investments	$39,031	$198,670,843	$3,805,202	$202,515,076
Other financial instruments:
Futures contracts	308,741	—	—	308,741
Credit default swaps on credit indices — buy protection‡	—	393,779	—	393,779
Total return swaps‡	—	17,689	—	17,689
Total other financial instruments	$308,741	$411,468	—	$720,209
Total	$347,772	$199,082,311	$3,805,202	$203,235,285

Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report	29

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$66,608	—	—	$66,608
Futures contracts	5,611	—	—	5,611
Credit default swaps on credit indices — sell protection‡	—	$379,152	—	379,152
Total return swaps‡	—	8,645	—	8,645
Total	$72,219	$387,797	—	$460,016

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Mortgage- Backed Securities	Asset- Backed Securities	Collateralized Mortgage Obligations	Municipal Bonds	Total
Balance as of October 31, 2010	$107,625	$196,045	$26,771	$2,433,750	$2,764,191
Accrued premiums/discounts	—	453	741	7,472	8,666
Realized gain (loss)[1]	—	639	(73,068)	28,336	(44,093)
Change in unrealized appreciation (depreciation)[2]	(156)	(6,257)	68,288	124,192	186,067
Net purchases (sales)	(107,469)	(1,049)	962,440	(250,000)	603,922
Transfers in to Level 3[3]	—	286,449	—	—	286,449
Transfers out of Level 3	—	—	—	—	—
Balance as of October 31, 2011	—	$476,280	$985,172	$2,343,750	$3,805,202
Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2011[2]	—	$(6,257)	$68,288	$124,192	$186,223

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred in to Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral

30	Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report

Notes to financial statements (cont’d)

securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report	31

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the

32	Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report

Notes to financial statements (cont’d)

value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of October 31, 2011, the total notional value of all credit default swaps to sell protection is $3,154,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended October 31, 2011, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities

Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report	33

comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

34	Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report

Notes to financial statements (cont’d)

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(i) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report	35

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of October 31, 2011, the Fund held credit default swaps, written options and total return swaps with credit related contingent features which had a liability position of $454,405. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages

36	Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report

Notes to financial statements (cont’d)

and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$250,792	$(250,792)

(a)

Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swaps.

Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report	37

2. Investment management agreement and other transactions with affiliates

LMPFA is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

The investment manager and subadvisers do not charge investment management fees to the Fund. However, the Fund is an integral part of the separately managed account program, and the Fund’s manager and subadvisers will be compensated directly or indirectly by the separately managed account program sponsors. If the investment management fee was charged to the Fund, a net fee to LMPFA of 0.087% of the Fund’s average daily net assets could have been imputed. This imputed rate excludes any fees that could have been paid directly or indirectly to the subadvisers. LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund.

LMPFA has entered into an expense reimbursement arrangement with the Fund, pursuant to which LMPFA has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2013, without the Board of Trustees’ consent.

During the year ended October 31, 2011, fees waived and/or expenses reimbursed amounted to $127,562.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$40,818,954	$1,083,974,388
Sales	33,401,771	1,063,968,443

At October 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,568,586
Gross unrealized depreciation	(6,793,360)
Net unrealized depreciation	$(1,224,774)

38	Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report

Notes to financial statements (cont’d)

At October 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day eurodollar	28	3/12	$6,963,341	$6,961,500	$(1,841)
U.S. Treasury 10-Year Notes	36	12/11	4,597,195	4,646,250	49,055
U.S. Treasury 30-Year Bonds	6	12/11	837,957	834,187	(3,770)
U.S. Treasury Ultra Long-Term Bonds	26	12/11	3,705,084	3,961,750	256,666
					300,110
Contracts to Sell:
U.S. Treasury 2-Year Notes	8	12/11	$1,763,474	$1,762,250	$1,224
U.S. Treasury 5-Year Notes	82	12/11	10,055,765	10,053,969	1,796
					3,020
Net unrealized gain on open futures contracts					$303,130

During the year ended October 31, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of October 31, 2010	146	$51,994
Options written	3,402	1,403,358
Options closed	(1,714)	(939,092)
Options exercised	(248)	(130,975)
Options expired	(1,204)	(267,009)
Written options, outstanding as of October 31, 2011	382	$118,276

At October 31, 2011, the Fund held TBA securities with a total cost of $49,451,871.

At October 31, 2011, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund‡	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston Inc. (CMBX NA AM 1)	$279,000	10/12/52	0.500% monthly	$(31,271)	$(25,738)	$(5,533)
Credit Suisse First Boston Inc. (CMBX NA AM 1)	1,120,000	10/12/52	0.500% monthly	(125,533)	(49,106)	(76,427)
Credit Suisse First Boston Inc. (CMBX NA AM 3)	290,000	12/13/49	0.500% monthly	(62,543)	(26,296)	(36,247)
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA)	406,000	12/13/49	0.080% monthly	(41,108)	(47,982)	6,874
Goldman Sachs Group Inc. (CMBX NA AM 1)	246,000	10/12/52	0.500% monthly	(27,573)	(22,617)	(4,956)
Goldman Sachs Group Inc. (CMBX NA AM 1)	813,000	10/12/52	0.500% monthly	(91,124)	(36,145)	(54,979)
Total	$3,154,000			$(379,152)	$(207,884)	$(171,268)

Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report	39

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund‡	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Capital Inc. (CMBX NA AM 4)	$140,000	2/17/51	0.500% monthly	$35,677	$14,420	$21,257
Citigroup Global Markets (CMBX 4 2007-2 AAA)	352,000	2/17/51	0.350% monthly	36,667	42,044	(5,377)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA)	692,000	10/12/52	0.100% monthly	35,004	27,943	7,061
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA)	2,418,000	10/12/52	0.100% monthly	122,311	126,428	(4,117)
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA)	595,000	10/12/52	0.100% monthly	30,097	24,395	5,702
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA)	1,324,000	10/12/52	0.100% monthly	66,972	69,227	(2,255)
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA)	721,000	10/12/52	0.100% monthly	36,471	35,916	555
Morgan Stanley & Co. Inc. (CMBX NA AM 4)	120,000	2/17/51	0.500% monthly	30,580	12,065	18,515
Total	$6,362,000			$393,779	$352,438	$41,341

TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund	Periodic Payments Received By The Fund		Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs Group Inc.	$300,000	1/1/12	TRX-CMBS*	TRX-CMBS Reset	*	$(1,887)	$10,310
Goldman Sachs Group Inc.	1,027,288	1/12/39	1-month LIBOR*	IOS.FN30.600.08	*	(151)	(8,494)
JPMorgan Securities Inc.	330,000	1/1/12	TRX-CMBS*	TRX-CMBS Reset	*	(1,827)	11,093
Total	$1,657,288					$(3,865)	$12,909

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

*	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

40	Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2011.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Credit Contracts Risk	Total
Purchased options[2]	$39,031	—	$39,031
Futures contracts[3]	308,741	—	308,741
Swap contracts[4]	—	$411,468	411,468
Total	$347,772	$411,468	$759,240

LIABILITY DERIVATIVES[1]
	Interest Rate Contracts Risk	Credit Contracts Risk	Total
Written options	$66,608	—	$66,608
Futures contracts[3]	5,611	—	5,611
Swap contracts[4]	8,645	$379,152	387,797
Total	$80,864	$379,152	$460,016

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Credit Contracts Risk	Total
Purchased options	$(417,026)	—	$(417,026)
Written options	825,206	—	825,206
Futures contracts	(609,636)	—	(609,636)
Swap contracts	(130,122)	$361,448	231,326
Total	$(331,578)	$361,448	$29,870

Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report	41

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Credit Contracts Risk	Total
Purchased options	$1,018	—	$1,018
Written options	47,580	—	47,580
Futures contracts	1,045,451	—	1,045,451
Swap contracts	(8,494)	$(127,082)	(135,576)
Total	$1,085,555	$(127,082)	$958,473

During the year ended October 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$34,274
Written options	114,381
Futures contracts (to buy)	14,761,917
Futures contracts (to sell)	29,270,169

Average Notional Balance
Credit default swap contracts (to buy protection)	$3,315,846
Credit default swap contracts (to sell protection)	2,375,077
Total return swap contracts	1,202,700

5. Shares of beneficial interest

At October 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share represents an identical interest and has the same rights.

Transactions in shares of the Fund were as follows:

	Year Ended October 31, 2011	Year Ended October 31, 2010
Shares sold	7,239,475	4,252,307
Shares repurchased	(4,547,093)	(1,918,484)
Net increase	2,692,382	2,333,823

6. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date	Payable Date	Ordinary Income	Long-Term Capital Gain	Total
11/15/2011	11/16/2011	$0.023131	—	$0.023131
12/14/2011	12/15/2011	$0.355429	$0.043300	$0.398729

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2011	2010
Distributions Paid From:
Ordinary income	$6,927,312	$7,354,491

42	Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report

Notes to financial statements (cont’d)

As of October 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$5,082,825
Undistributed long-term capital gains — net	682,744
Total undistributed earnings	$5,765,569
Other book/tax temporary differences(a)	(355,816)
Unrealized appreciation (depreciation)(b)	(986,994)
Total accumulated earnings (losses) — net	$4,422,759

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain future contracts.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

7. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both a derivative claim on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason (the “Derivative Claim”). In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures (the “Putative Class Claims”). The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees

Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report	43

formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board.

The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court.

On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand.

On May 6, 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal of the Putative Class Claims. With regard to the Derivative Claim, to which the certified question related and as to which the district court granted a motion to dismiss, the Second Circuit vacated the district court’s judgment and remanded with instructions to the court to convert the motion to dismiss to a motion for summary judgment, and to rule on that motion, after further discovery should the court determine that such further discovery is warranted.

8. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending October 31, 2012.

44	Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report

Notes to financial statements (cont’d)

9. Recent accounting pronouncements.

In April 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-03, Transfers and Servicing (Topic 860) — Reconsideration of Effective Control for Repurchase Agreements (“ASU No. 2011-03”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU No. 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. ASU No. 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-03 will have on the Fund’s financial statements and related disclosures.

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

Legg Mason Western Asset SMASh Series M Fund 2011 Annual Report	45

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Institutional Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Western Asset SMASh Series M Fund, a series of Legg Mason Partners Institutional Trust, including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset SMASh Series M Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2011

46	Legg Mason Western Asset SMASh Series M Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset SMASh M Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

Legg Mason Western Asset SMASh Series M Fund	47

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

48	Legg Mason Western Asset SMASh Series M Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)

Legg Mason Western Asset SMASh Series M Fund	49

Independent Trustees cont’d
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 160 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	160
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

50	Legg Mason Western Asset SMASh Series M Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Western Asset SMASh Series M Fund	51

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)
Richard F. Sennett Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years

Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

James Crowley Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1966
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Vice President and Controller within the Global Oversight group for certain mutual funds associated with Legg Mason & Co. or its affiliates (2010-2011); formerly, Controller of Security Fair Valuation and Project Management for Legg Mason & Co. or its affiliates (2006 to 2010)

52	Legg Mason Western Asset SMASh Series M Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Western Asset SMASh Series M Fund	53

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2011:

	November 2010 - December 2010	January 2011 - October 2011
Interest from Federal Obligations	2.86%	0.97%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Legg Mason Western Asset

SMASh Series M Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken Chairman

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset SMASh Series M Fund

The Fund is a separate investment series of Legg Mason Partners Institutional Trust, a Maryland statutory trust.

Legg Mason Western Asset SMASh Series M Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset SMASh Series M Fund and is not intended for distribution to prospective investors.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

AMXX010548 12/11 SR11-1530

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2010 and October 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $102,600 in 2010 and $104,500 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2010 and $0 in 2011. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Institutional Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Institutional Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional $8,250 in 2010 and $8,250 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Institutional Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Institutional Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Institutional Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Institutional Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Institutional Trust during the reporting period were $0 in 2011.

(h) Yes. Legg Mason Partners Institutional Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Institutional Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Institutional Trust

Date:	December 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Institutional Trust

Date:	December 23, 2011

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer of
Legg Mason Partners Institutional Trust

Date:	December 23, 2011